Exhibit 10.29

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2006

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

[GRAPHIC]

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2006

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

Third Excess Catastrophe Reinsurance

Reinsurers	Participations

American Agricultural Insurance Company	0.900%
American Re-Insurance Company, A Delaware Corporation	3.000
Aspen Insurance UK Limited	4.000
Catlin Insurance Company Ltd.	1.500
Da Vinci Reinsurance Ltd.	2.400
Endurance Specialty Insurance Ltd.	3.500
Folksamerica Reinsurance Company	3.000
Harbor Point Services Inc. (for Federal Insurance Company)	5.000
Hannover Re (Bermuda), Ltd.	6.500
Montpelier Reinsurance Limited	5.000
Odyssey America Reinsurance Corporation	3.000
Partner Reinsurance Company	4.500
Platinum Underwriters Reinsurance, Inc.	4.500
Renaissance Reinsurance, Ltd.	3.600
XL Re Ltd	6.000

Through Benfield Limited
Amlin Bermuda Limited	3.348
Lloyd’s Underwriters Per Signing Schedule(s)	26.952

Through Direct Market
Swiss Reinsurance America Corporation	3.300

Total	90.000% part of 100% share in the interests and liabilities of the “Reinsurer”

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Fourth Excess Catastrophe Reinsurance

Reinsurers	Participations

American Agricultural Insurance Company	0.900%
American Re-Insurance Company, A Delaware Corporation	3.000
Aspen Insurance UK Limited	2.500
Catlin Insurance Company Ltd.	1.500
Da Vinci Reinsurance Ltd.	2.000
Endurance Specialty Insurance Ltd.	3.500
Folksamerica Reinsurance Company	2.000
Harbor Point Services Inc. (for Federal Insurance Company)	5.000
Hannover Re (Bermuda), Ltd.	7.000
Montpelier Reinsurance Limited	5.000
Odyssey America Reinsurance Corporation	3.000
Partner Reinsurance Company	4.500
Platinum Underwriters Reinsurance, Inc.	3.500
Renaissance Reinsurance, Ltd.	3.000
Swiss Re Underwriters Agency, Inc. (for Swiss Reinsurance America Corporation)	5.500
XL Re Ltd	6.000

Through Benfield Limited
Amlin Bermuda Limited	3.015
Lloyd’s Underwriters Per Signing Schedule(s)	24.885

Through Direct Market
Swiss Reinsurance America Corporation	4.200

Total	90.000% part of 100% share in the interests and liabilities of the “Reinsurer”

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Table of Contents

Article		Page

	Classes of Business Reinsured

II	Commencement and Termination	1

III	Territory (BRMA 51A)	2

IV	Exclusions	2

V	Retention and Limit	4

VI	Reinstatement	4

VII	Definitions	5

VIII	Other Reinsurance	6

IX	Loss Occurrence	6

X	Loss Notices and Settlements	8

XI	Salvage and Subrogation	9

XII	Reinsurance Premium	9

XIII	Late Payments	10

XIV	Offset (BRMA 36C)	11

XV	Access to Records (BRMA 1D)	11

	Net Retained Lines (BRMA 32E)	11

XVII	Liability of the Reinsurer	11

	Errors and Omissions (BRMA 14F)	12

XIX	Currency (BRMA 12A)	12

XX	Taxes (BRMA 50B)	12

XXI	Federal Excise Tax	12

XXII	Unauthorized Reinsurers	12

XXIII	Insolvency	14

XXIV	Arbitration	14

XXV	Service of Suit (BRMA 49C)	15

XXVI	Governing Law	16

XXVII	Agency Agreement	16

XXVIII	Severability (BRMA 72E)	16

XXIX	Intermediary (BRMA 23A)	16

	Schedule A

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2006

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts
(hereinafter referred to collectively as the “Company”)

by

The Subscribing Reinsurer(s) Executing the
Interests and Liabilities Agreement(s)
Attached Hereto
(hereinafter referred to as the “Reinsurer”)

Article I - Classes of Business Reinsured

By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies, contracts and binders of insurance or reinsurance (hereinafter called “policies”) in force on the effective date hereof or issued or renewed on or after that date, and classified by the Company as Fire, Allied Lines, Homeowners Multiple Peril (Section I only), Commercial Multiple Peril (Section I only), Inland Marine and Automobile Physical Damage (not to include Collision coverage) business, subject to the terms, conditions and limitations set forth herein and in Schedule A attached to and forming part of this Contract.

Article II - Commencement and Termination

A.                      This Contract shall become effective at 12:01 a.m., Eastern Standard Time, January 1, 2006, with respect to losses arising out of loss occurrences commencing at or after that time and date, and shall remain in force until 12:01 a.m., Eastern Standard Time, January 1, 2007.

B.                        Notwithstanding the provisions of paragraph A above, the Company may terminate a Subscribing Reinsurer’s percentage share in this Contract at any time by giving written notice to the Subscribing Reinsurer in the event any of the following circumstances occur:

The Subscribing Reinsurer’s policyholders’ surplus at the inception of this Contract has been reduced by more than 20.0% of the amount of surplus 12 months prior to that date; or

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2.                         The Subscribing Reinsurer’s policyholders’ surplus at any time during the term of this Contract has been reduced by more than 20.0% of the amount of surplus at the date of the Subscribing Reinsurer’s most recent financial statement filed with regulatory authorities and available to the public as of the inception of this Contract; or

3.                         The Subscribing Reinsurer’s A.M. Best’s rating has been assigned or downgraded below A- and/or Standard & Poor’s rating has been assigned or downgraded below BBB+; or

4.                         The Subscribing Reinsurer has become merged with, acquired by or controlled by any other company, corporation or individual(s) not controlling the Subscribing Reinsurer’s operations previously; or

5.                         A State Insurance Department or other legal authority has ordered the Subscribing Reinsurer to cease writing business; or

6.                         The Subscribing Reinsurer has become insolvent or has been placed into liquidation or receivership (whether voluntary or involuntary) or proceedings have been instituted against the Subscribing Reinsurer for the appointment of a receiver, liquidator, rehabilitator, conservator or trustee in bankruptcy, or other agent known by whatever name, to take possession of its assets or control of its operations; or

7.                         The Subscribing Reinsurer has reinsured its entire liability under this Contract without the Company’s prior written consent; or

8.                         The Subscribing Reinsurer has ceased assuming new and renewal property treaty reinsurance business.

C.                        If this Contract is terminated or expires while a loss occurrence covered hereunder is in progress, the Reinsurer’s liability hereunder shall, subject to the other terms and conditions of this Contract, be determined as if the entire loss occurrence had occurred prior to the termination or expiration of this Contract, provided that no part of such loss occurrence is claimed against any renewal or replacement of this Contract.

Article III - Territory (BRMA 51A)

The territorial limits of this Contract shall be identical with those of the Company’s policies.

Article IV - Exclusions

This Contract does not apply to and specifically excludes the following:

Loss or damage occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, martial law or confiscation by order of any government or public authority, but not excluding loss or damage which would be covered under a standard form of policy containing a standard war exclusion clause.

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2.                         Nuclear risks as defined in the “Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance” attached to and forming part of this Contract.

3.                         Liability as a member, subscriber or reinsurer of any Pool, Syndicate or Association; and any combination of insurers or reinsurers formed for the purpose of covering specific perils, specific classes of business or for the purpose of insuring risks located in specific geographical areas; but this exclusion shall not apply to FAIR Plans or to SIR Pool, Franklin Pool, Coastal Pools, Beach Plans or similar plans, however styled. It is understood and agreed, however, that this reinsurance does not include any increase in liability to the Company resulting from (a) the inability of any other participant in a FAIR Plan, SIR Pool, Franklin Pool, Coastal Pool, Beach Plan or similar plan to meet its liability, or (b) any claim against such a FAIR Plan, SIR Pool, Franklin Pool, Coastal Pool, Beach Plan or similar plan, or any participant therein, including the Company, whether by way of subrogation or otherwise, brought by or on behalf of any insolvency fund.

4.                         Financial guarantee and insolvency

5.                         Third party liability

6.                         All classes of business not specifically listed in the Classes of Business Reinsured Article.

7.                         Reinsurance assumed, except pro rata local agency reinsurance on specific risks.

8.                         Ex-gratia payments.

9.                         Risks excluded under the provisions of the “Total Insured Value Clause” attached to and forming part of this Contract.

10.                   All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. “Insolvency fund” includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

11.                   Loss or liability excluded under the “Terrorism Exclusion Clause” attached to and forming part of this Contract.

12.                   Loss and/or damage and/or costs and/or expenses arising from Seepage and/or Pollution and/or Contamination, other than contamination from Smoke Damage. Nevertheless, this exclusion does not preclude any payment of the cost of the removal of debris of property damaged by a loss otherwise covered hereunder, but subject always to a limit of 25.0% of the Company’s property loss under the original policy.

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Article V - Retention and Limit

A.                      As respects each excess layer of reinsurance coverage provided by this Contract, the Company shall retain and be liable for the first amount of ultimate net loss, shown as “Company’s Retention” for that excess layer in Schedule A attached hereto, arising out of each loss occurrence. The Reinsurer shall then be liable, as respects each excess layer, for the percentage, shown as “Reinsurer’s Percentage” for that excess layer, of the amount by which such ultimate net loss exceeds the Company’s applicable retention, but the liability of the Reinsurer under each excess layer shall not exceed the percentage, shown as “Reinsurer’s Percentage” for that excess layer, of the amount, shown as “Reinsurer’s Per Occurrence Limit” for that excess layer in Schedule A attached hereto, as respects any one loss occurrence.

B.                        No claim shall be made under any excess layer of coverage provided by this Contract in any one loss occurrence unless at least two risks insured or reinsured by the Company are involved in such loss occurrence. For purposes hereof, the Company shall be the sole judge of what constitutes “one risk.”

C.                        As respects each excess layer of reinsurance coverage provided by this Contract, the Company shall retain, net and unreinsured elsewhere, in addition to its initial retention each loss occurrence, the percentage shown as “Company’s Coreinsurance” for that excess layer in Schedule A attached hereto, as respects any one loss occurrence.

Article VI - Reinstatement

A.                      In the event all or any portion of the reinsurance under any excess layer of reinsurance coverage provided by this Contract is exhausted by loss, the amount so exhausted shall be reinstated immediately from the time the loss occurrence commences hereon. For each amount so reinstated the Company agrees to pay additional premium equal to the product of the following:

1.                         The percentage of the occurrence limit for the excess layer reinstated (based on the loss paid by the Reinsurer under that excess layer); times

2.                         The earned reinsurance premium for the excess layer reinstated for the term of this Contract (exclusive of reinstatement premium).

B.                        Whenever the Company requests payment by the Reinsurer of any loss under any excess layer hereunder, the Company shall submit a statement to the Reinsurer of reinstatement premium due the Reinsurer for that excess layer. If the earned reinsurance premium for any excess layer for the term of this Contract has not been finally determined as of the date of any such statement, the calculation of reinstatement premium due for that excess layer shall be based on the annual deposit premium for that excess layer and shall be readjusted when the earned reinsurance premium for that excess layer for the term of this Contract has been finally determined. Any reinstatement premium shown to be due the Reinsurer for any excess layer as reflected by any such statement (less prior payments, if any, for that excess layer) shall be payable by the Company concurrently with payment by the Reinsurer of the requested loss for that excess layer. Any return reinstatement premium shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company’s statement.

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C.                        Notwithstanding anything stated herein, the liability of the Reinsurer under any excess layer of reinsurance coverage provided by this Contract shall not exceed either of the following:

1                            The percentage, shown as “Reinsurer’s Percentage” for that excess layer, of the amount, shown as “Reinsurer’s Per Occurrence Limit” for that excess layer in Schedule A attached hereto, as respects loss or losses arising out of any one loss occurrence; or

2                            The percentage, shown as “Reinsurer’s Percentage” for that excess layer, of the amount, shown as “Reinsurer’s Annual Limit” for that excess layer in Schedule A attached hereto, in all during the term of this Contract.

Article VII - Definitions

A.                      “Ultimate net loss” as used herein is defined as the sum or sums (including loss in excess of policy limits, extra contractual obligations and loss adjustment expense, as hereinafter defined) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company’s ultimate net loss has been ascertained.

B.                        “Loss in excess of policy limits” and “extra contractual obligations” as used herein shall be defined as follows:

1                            “Loss in excess of policy limits” shall mean 80.0% of any amount paid or payable by the Company in excess of its policy limits, but otherwise within the terms of its policy, such loss in excess of the Company’s policy limits having been incurred because of, but not limited to, failure by the Company to settle within the policy limits or by reason of the Company’s alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of an action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action.

2                            “Extra contractual obligations” shall mean 80.0% of any punitive, exemplary, compensatory or consequential damages paid or payable by the Company, not covered by any other provision of this Contract and which arise from the handling of any claim on business subject to this Contract, such liabilities arising because of, but not limited to, failure by the Company to settle within the policy limits or by reason of the Company’s alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of an action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action. An extra contractual obligation shall be deemed, in all circumstances, to have occurred on the same date as the loss covered or alleged to be covered under the policy.

The amount included in ultimate net loss for any one loss occurrence as respects loss in excess of policy limits and extra contractual obligations shall not exceed 25.0% of the Company’s indemnity loss hereunder arising out of that loss occurrence.

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Notwithstanding anything stated herein, this Contract shall not apply to any loss in excess of policy limits or any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

Savings Clause (Applicable only if the Subscribing Reinsurer is domiciled in the State of New York): In no event shall coverage be provided to the extent that such coverage is not permitted under New York law.

C                           “Loss adjustment expense” as used herein shall mean expenses assignable to the investigation, appraisal, adjustment, settlement, litigation, defense and/or appeal of specific claims, regardless of how such expenses are classified for statutory purposes. Loss adjustment expense shall include, but not be limited to, interest on judgments, expenses of outside adjusters, and declaratory judgment expenses or other legal expenses and costs incurred in connection with coverage questions and legal actions connected thereto, but shall not include office expenses or salaries of the Company’s regular employees not classified as loss adjusters.

Article VIII - Other Reinsurance

A.                      The Company shall maintain in force property per risk excess of loss reinsurance, recoveries under which shall inure to the benefit of this Contract.

B                           The Company shall be permitted to carry underlying property catastrophe excess of loss reinsurance, recoveries under which shall inure solely to the benefit of the Company and be entirely disregarded in applying all of the provisions of this Contract.

Article IX - Loss Occurrence

A.                      The term “loss occurrence” shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one “loss occurrence” shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that the term “loss occurrence” shall be further defined as follows:

As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

2.                         As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period

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of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured’s premises by strikers, provided such occupation commenced during the aforesaid period.

3.                         As regards earthquake (the epicentre of which need not necessarily be within the territorial confines referred to in paragraph A of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company’s “loss occurrence.”

4.                         As regards “freeze,” only individual losses directly occasioned by collapse, breakage of glass and water damage (including, but not limited to, those caused by bursting frozen pipes and tanks) may be included in the Company’s “loss occurrence.”

5.                         As regards firestorms, brush fires and any other fires or series of fires, irrespective of origin (except as provided in subparagraphs 2 and 3 above), which spread through trees, grassland or other vegetation, all individual losses sustained by the Company which occur during any period of 168 consecutive hours within 150-mile radius of any one fixed point selected by the Company may be included in the Company’s “loss occurrence.” However, an individual loss subject to this subparagraph cannot be included in more than one “loss occurrence.”

B.                        Except for those “loss occurrences,” referred to in subparagraphs 1 and 2 of paragraph A above, the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss, and provided that only one such period of 168 consecutive hours shall apply with respect to one event.

C.                        As respects those “loss occurrences” referred to in subparagraphs 1 and 2 of paragraph A above, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Company may divide that disaster, accident or loss into two or more “loss occurrences,” provided no two periods overlap and no individual loss is included in more than one such period and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

D.                       No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any “loss occurrence” claimed under the 168 hours provision.

E.                         Any date change, including leap-year calculations, shall not in and of itself be regarded as an event for purposes of this Contract.

1.                         This includes any loss, damage, cost, claim or expense, whether preventative, remedial or otherwise, directly or indirectly arising out of or relating to:

a.                          The calculation, comparison, differentiation, sequencing or processing of data involving a date change, including leap-year calculations, by any computer

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system, hardware, program or software and/or any microchip, integrated circuit or similar device in computer equipment or non-computer equipment, whether the property of the insured or not; or

b.                         Any change, alteration or modification involving a date change, including leap-year calculations, to any such computer system, hardware, program or software or any microchip, integrated circuit or similar device in computer equipment or non-computer equipment, whether the property of the insured or not.

This subparagraph shall apply regardless of any other cause or event that contributes concurrently or in any sequence to the loss, damage, cost, claim or expense.

However, this subparagraph shall not apply as respects physical damage occurring at the insured’s premises arising out of the perils covered under this Contract.

2.                         Notwithstanding subparagraph 1 above, this Contract shall not cover any costs and expenses, whether preventative, remedial or otherwise, arising out of or relating to change, alteration or modification of any computer system, hardware, program or software or any microchip, integrated circuit or similar device in computer or non-computer equipment, whether the property of the insured or not.

F.                         Losses arising, directly or indirectly, out of:

1.                         Loss of, alteration of, or damage to;

or

2.                         A reduction in the functionality, availability or operation of

A computer system, hardware, program, software, data, information repository, microchip, integrated circuit or similar device in computer equipment or non-computer equipment, whether the property of the policyholder of the Company or not, do not in and of themselves constitute an event unless arising out of one or more of the following perils:

Fire, lightning, explosion, aircraft or vehicle impact, falling objects, windstorm, hail, tornado, cyclone, hurricane, earthquake, volcano, tsunami, flood, freeze or weight of snow.

Article X - Loss Notices and Settlements

A.                      Whenever losses sustained by the Company appear likely to result in a claim hereunder, the Company shall notify the Reinsurer, and the Reinsurer shall have the right to participate in the adjustment of such losses at its own expense.

B.                        All loss settlements made by the Company, provided they are within the terms of this Contract, shall be binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid, but no more than 10 days in advance of the date of payment of claims) by the Company.

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Article XI - Salvage and Subrogation

The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.

Article XII - Reinsurance Premium

A.                      As premium for each excess layer of reinsurance coverage provided by this Contract, the Company shall pay the Reinsurer the greater of the following:

1.                         The amount, shown as “Minimum Premium” for that excess layer in Schedule A attached hereto (or a pro rata portion of the Subscribing Reinsurer’s share, in the event that such Subscribing Reinsurer’s share under any excess layer is terminated prior to January 1, 2007); or

2.                         The percentage, shown as “Premium Rate” for that excess layer in Schedule A attached hereto, of the Company’s net earned premium for the term of this Contract

B.                        The Company shall pay the Reinsurer an deposit premium for each excess layer of the amount, shown as “Deposit Premium” for that excess layer in Schedule A attached hereto, in four equal installments of the amount, shown as “Quarterly Deposit Premium” for that excess layer in Schedule A attached hereto, on January 1, April 1, July 1 and October 1 of 2006. In the event that a Subscribing Reinsurer’s share under any excess layer hereof is terminated prior to January 1, 2007, no quarterly deposit installments for such layer(s) shall be due to such Subscribing Reinsurer after the effective date of termination.

C.                        Within 60 days after the termination or expiration of this Contract, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for each excess layer, computed in accordance with paragraph A, and any additional premium due the Reinsurer or return premium due the Company for each such excess layer shall be remitted promptly.

D.                       “Net earned premium” as used herein is defined as gross earned premium of the Company for the classes of business reinsured hereunder, less the earned portion of premiums ceded by the Company for reinsurance which inures to the benefit of this Contract. For purposes of calculating net earned premium, 90.0% of Homeowners Multiple Peril and 80.0% of Commercial Multiple Peril total basic policy premium on indivisible premium policies shall be considered subject premium.

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Article XIII - Late Payments

A.                      The provisions of this Article shall not be implemented unless specifically invoked, in writing, by one of the parties to this Contract.

B.                        In the event any premium, loss or other payment due either party is not received by the Intermediary named in the Intermediary Article (BRMA 23A) (hereinafter referred to as the “Intermediary”) by the payment due date, the party to whom payment is due may, by notifying the Intermediary in writing, require the debtor party to pay, and the debtor party agrees to pay, an interest penalty on the amount past due calculated for each such payment on the last business day of each month as follows:

1                            The number of full days which have expired since the due date or the last monthly calculation, whichever the lesser; times

2                            1/365ths of the six-month United States Treasury Bill rate as quoted in The Wall Street Journal on the first business day of the month for which the calculation is made; times

3                            The amount past due, including accrued interest.

It is agreed that interest shall accumulate until payment of the original amount due plus interest penalties have been received by the Intermediary.

C.                        The establishment of the due date shall, for purposes of this Article, be determined as follows:

1.                         As respects the payment of routine deposits and premiums due the Reinsurer, the due date shall be as provided for in the applicable section of this Contract. In the event a due date is not specifically stated for a given payment, it shall be deemed due 30 business days after the date of transmittal by the Intermediary of the initial billing for each such payment.

2.                         Any claim or loss payment due the Company hereunder shall be deemed due 30 business days after the proof of loss or demand for payment is transmitted to the Reinsurer. If such loss or claim payment is not received within the 30 business days, interest will accrue on the payment or amount overdue in accordance with paragraph B above, from the date the proof of loss or demand for payment was transmitted to the Reinsurer.

3.                         As respects any payment, adjustment or return due either party not otherwise provided for in subparagraphs 1 and 2 of this paragraph, the due date shall be as provided for in the applicable section of this Contract. In the event a due date is not specifically stated for a given payment, it shall be deemed due 30 business days following transmittal of written notification that the provisions of this Article have been invoked.

For purposes of interest calculations only, amounts due hereunder shall be deemed paid upon receipt by the Intermediary.

D.                       Nothing herein shall be construed as limiting or prohibiting a Subscribing Reinsurer from contesting the validity of any claim, or from participating in the defense of any claim or suit

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or prohibiting either party from contesting the validity of any payment or from initiating any arbitration or other proceeding in accordance with the provisions of this Contract. If the debtor party prevails in an arbitration or other proceeding, then any interest penalties due hereunder on the amount in dispute shall be null and void. If the debtor party loses in such proceeding, then the interest penalty on the amount determined to be due hereunder shall be calculated in accordance with the provisions set forth above unless otherwise determined by such proceedings. If a debtor party advances payment of any amount it is contesting, and proves to be correct in its contestation, either in whole or in part, the other party shall reimburse the debtor party for any such excess payment made plus interest on the excess amount calculated in accordance with this Article.

E.                         Interest penalties arising out of the application of this Article that are $100 or less from any party shall be waived unless there is a pattern of late payments consisting of three or more items over the course of any 12-month period.

Article XIV - Offset (BRMA 36C)

The Company and the Reinsurer shall have the right to offset any balance or amounts due from one party to the other under the terms of this Contract. The party asserting the right of offset may exercise such right any time whether the balances due are on account of premiums or losses or otherwise.

Article XV - Access to Records (BRMA 1D)

The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.

Article XVI - Net Retained Lines (BRMA 32E)

A.                      This Contract applies only to that portion of any policy which the Company retains net for its own account (prior to deduction of any underlying reinsurance specifically permitted in this Contract), and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

B.                        The amount of the Reinsurer’s liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.

Article XVII - Liability of the Reinsurer

A                       The liability of the Reinsurer shall follow that of the Company in every case and be subject in all respects to all the general and specific stipulations, clauses, waivers and modifications of the Company’s policies and any endorsements thereon. However, in no event shall this

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be construed in any way to provide coverage outside the terms and conditions set forth in this Contract.

B.                        Nothing herein shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third party or any persons not parties to this Contract.

Article XVIII - Errors and Omissions (BRMA 14F)

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.

Article XIX - Currency (BRMA 12A)

A.                      Whenever the word “Dollars” or the “$” sign appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

B.                        Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.

Article XX - Taxes (BRMA 50B)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or the District of Columbia.

Article XXI - Federal Excise Tax

A.                      The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) to the extent such premium is subject to the Federal Excise Tax.

B.                        In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.

Article XXII - Unauthorized Reinsurers

A.                      If the Reinsurer is unauthorized in any state of the United States of America or the District of Columbia, the Reinsurer agrees to fund its share of the Company’s ceded United States

12

outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences) by:

Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

2.                         Escrow accounts for the benefit of the Company; and/or

3.                         Cash advances;

If, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved. The Reinsurer, at its sole option, may fund in other than cash if its method and form of funding are acceptable to the insurance regulatory authorities involved.

B.                        With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an “evergreen clause,” which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

1.                         To reimburse itself for the Reinsurer’s share of losses and/or loss adjustment expense paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

2.                         To reimburse itself for the Reinsurer’s share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

3.                         To fund a cash account in an amount equal to the Reinsurer’s share of any ceded outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences) funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

4.                         To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer’s share of the Company’s ceded outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences), if so requested by the Reinsurer.

In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for B(1) or B(3), or in the case of B(2), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.

13

Article XXIII - Insolvency

A.                      In the event of the insolvency of one or both of the reinsured companies, this reinsurance shall be payable directly to the company or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the company without diminution because of the insolvency of the company or because the liquidator, receiver, conservator or statutory successor of the company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the company Shall give written notice to the Reinsurer of the pendency of a claim against the company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.

B.                        Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the company.

C.                        It is further understood and agreed that, in the event of the insolvency of one or both of the reinsured companies, the reinsurance under this Contract shall be payable directly by the Reinsurer to the company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (1) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the company or (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the company to such payees.

Article XXIV - Arbitration

A.                      As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd’s London Underwriters. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, the two Arbiters shall request the American Arbitration Association to appoint the Umpire. If the American Arbitration Association fails to appoint the Umpire within

14

30 days after it has been requested to do so, either party may request a justice of a Court of general jurisdiction of the state in which the arbitration is to be held to appoint the Umpire.

B.                        Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

C.                        If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D.                       Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

E.                         Any arbitration proceedings shall take place at a location mutually agreed upon by the parties to this Contract, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.

Article XXV - Service of Suit (BRMA 49C)

(Applicable if the Reinsurer is not domiciled in the United States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities)

A.                      It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the Jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer’s rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B.                        Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.

15

Article XXVI - Governing Law

This Contract shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts.

Article XXVII - Agency Agreement

If more than one reinsured company is named as a party to this Contract, the first named company shall be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.

Article XXVIII - Severability (BRMA 72E)

If any provision of this Contract shall be rendered illegal or unenforceable by the laws, regulations or public policy of any state, such provision shall be considered void in such state, but this shall not affect the validity or enforceability of any other provision of this Contract or the enforceability of such provision in any other jurisdiction.

Article XXIX - Intermediary (BRMA 23A)

Benfield Inc. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through Benfield Inc. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.

In Witness Whereof, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Boston, Massachusetts, this 9th day of Jan. in the year 2006.

/s/ [Illegible]
Safety Insurance Company
Safety Indemnity Insurance Company

16

Schedule A

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2006

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

	Third Excess	Fourth Excess
Company’s Coreinsurance	10.0%	10.0%
Reinsurer’s Percentage	90.0%	90.0%
Company’s Retention	$30,000,000	$60,000,000
Reinsurer’s Per Occurrence Limit	$30,000,000	$190,000,000
Reinsurer’s Annual Limit	$60,000,000	$380,000,000
Minimum Premium	$1,980,000	$4,940,000
Adjustable Premium Rate	2.226%	5.553%
Deposit Premium	$2,475,000	$6,175,000
Quarterly Deposit Premium	$618,750	$1,543,750

The figures listed above for each excess layer shall apply to each Subscribing Reinsurer in the percentage share for that excess layer as expressed in its Interests and Liabilities Agreement attached hereto.

Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance (U.S.A.)

This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2.                          Without in any way restricting the operation of paragraph (1) of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

Nuclear reactor power plants including all auxiliary property on the site, or

II.                       Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and “critical facilities” as such, or

III.                   Installations for fabricating complete fuel elements or for processing substantial quantities of “special nuclear material,” and for reprocessing, salvaging, chemically separating, storing or disposing of “spent” nuclear fuel or waste materials, or

IV.                   Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3.                          Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate

(a)                    where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

(b)                   where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

4.                          Without in any way restricting the operations of paragraphs (1), (2) and (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5.                          It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6.                          The term “special nuclear material” shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

7.                          Reassured to be sole judge of what constitutes:

(a)                    substantial quantities, and

(b)                   the extent of installation, plant or site.

Note.-Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that

(a)                    all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

(b)                   with respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

Total Insured Value Exclusion Clause

It is the mutual intention of the parties to exclude risks, other than Offices, Hotels, Apartments, Hospitals, Educational Establishments and Public Utilities (except Railroad Schedules), and Builders Risks on the above classes, where at the time of cession, the Total Insured Value over all interests exceeds $250,000,000. However, the Company shall be protected hereunder, subject to the other terms and conditions of this Contract, if subsequent to cession being made, the Company becomes acquainted with the true facts of the case and discovers that the mutual intention has been inadvertently breached; on condition that the Company shall at the first opportunity, and certainly by next anniversary of the original policy, exclude the risk in question.

It is agreed that this mutual intention does not apply to Contingent Business Interruption or to interests traditionally underwritten as Inland Marine or to Stock and/or Contents written on a blanket basis except where the Company is aware that the Total Insured Value of $250,000,000 is already exceeded for buildings, machinery, equipment and direct use and occupancy at the key location.

It is understood and agreed that this Clause shall not apply hereunder where the Company writes 100% of the risk.

Terrorism Exclusion Clause

A.                      Notwithstanding any provision to the contrary within this Contract or any addendum thereto, it is agreed that this Contract excludes loss, damage, cost or expense directly or indirectly caused by, contributed to by, resulting from, arising out of or in connection with any “act of terrorism,” as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Extension Act of 2005 (together the “Terrorism Act”), on primary or excess property and casualty insurance issued by the Company, regardless of any other cause or event contributing concurrently or in any sequence to the loss.

B.                        Notwithstanding the above and subject otherwise to the terms, conditions and limitations of this Contract, this Contract will pay actual loss or damage caused by any act of terrorism which does not meet the definition of “insured loss” set forth in the Terrorism Act or meets the definition of “insured loss” as set forth in the Terrorism Act, but results in loss under a policy that is not included in “property and casualty insurance” as defined in the Terrorism Act, provided, in either case, (1) such loss or damage occurs in a line of insurance otherwise covered by this Contract, and (2) in no event will this Contract provide coverage for loss, damage, cost or expense directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with biological, chemical, radioactive or nuclear explosion, pollution, contamination and/or fire following thereon.

Interests and Liabilities Agreement

of

American Agricultural Insurance Company
Indianapolis, Indiana
(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2006

issued to and duly executed by

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

0.900%                of the Third Excess Catastrophe Reinsurance

0.900%                of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, January 1, 2006 and shall continue in force until 12:01 a.m., Eastern Standard Time, January 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Columbus, Ohio, this 12th day of January in the year 2006.

/s/ Virgil R. Maxwell
American Agricultural Insurance Company

Virgil R. Maxwell Vice President-Domestic Underwriting

Interests and Liabilities Agreement

of

American Re-Insurance Company
A Delaware Corporation
(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2006

issued to and duly executed by

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

3.000%      of the Third Excess Catastrophe Reinsurance
3.000%      of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, January 1, 2006, and shall continue in force until 12:01 a.m., Eastern Standard Time, January 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Princeton, New Jersey, this 2nd day of March in the year 2006.

/s/ Illegible
American Re-Insurance Company, A Delaware Corporation

Interests and Liabilities Agreement

of

Aspen Insurance UK Limited
London, England
(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2006

issued to and duly executed by

Safety Insurance Company

and

Safety Indemnity Insurance Company
both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

4.000%      of the Third Excess Catastrophe Reinsurance
2.500%      of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, January 1, 2006, and shall continue in force until 12:01 a.m., Eastern Standard Time, January 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this 13th day of January in the year 2006.

/s/ Illegible
Aspen Insurance UK Limited

Interests and Liabilities Agreement

of

Catlin Insurance Company Ltd.

Hamilton, Bermuda

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: January 1, 2006

issued to and duly executed by

Safety Insurance Company

and

Safety Indemnity Insurance Company

both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

1.500%   of the Third Excess Catastrophe Reinsurance

1.500%   of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, January 1, 2006, and shall continue in force until 12:01 a.m., Eastern Standard Time, January 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this 12th day of January in the year 2006

/s/ Illegible
Catlin Insurance Company Ltd.

Catlin Inusrance

Company Ltd.

All amendments, [Illegible] and claims to be agreed.

Interests and Liabilities Agreement

of

Federal Insurance Company

Indianapolis, Indiana

through

Harbor Point Services Inc.

Bernardsville, New Jersey

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: January 1, 2006

issued to and duly executed by

Safety Insurance Company

and

Safety Indemnity Insurance Company

both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

5.000%   of the Third Excess Catastrophe Reinsurance

5.000%   of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, January 1, 2006, and shall continue in force until 12:01 a.m., Eastern Standard Time, January 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Bernardsville, New Jersey, this 13th day of January in the year 2006.

/s/ Julia D. Hassan
Harbor Point Services Inc. (for and on behalf of Federal Insurance Company) Julia D. Hassan

Reference Nos.: T806 & T807

Interests and Liabilities Agreement

of

Da Vinci Reinsurance Ltd.

Hamilton, Bermuda

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: January 1, 2006

issued to and duly executed by

Safety Insurance Company

and

Safety Indemnity Insurance Company

both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

2.400%   of the Third Excess Catastrophe Reinsurance

2.000%   of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, January 1, 2006, and shall continue in force until 12:01 a.m., Eastern Standard Time, January 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this 12th day of January in the year 2006

/s/ Illegible
Da Vinci Reinsurance Ltd.

DAVINCI REINSURANCE LTD.

UNDERWRITTEN BY RENAISSANCE U/W MGRS.

Interests and Liabilities Agreement

of

Endurance Specialty Insurance Ltd.

Hamilton, Bermuda

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: January 1, 2006

issued to and duly executed by

Safety Insurance Company

and

Safety Indemnity Insurance Company

both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

3.500%   of the Third Excess Catastrophe Reinsurance

3.500%   of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, January 1, 2006, and shall continue in force until 12:01 a.m., Eastern Standard Time, January 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this 12th day of January in the year 2006.

/s/ Illegible
Endurance Specialty Insurance Ltd.

Interests and Liabilities Agreement

of

Folksamerica Reinsurance Company

New York, New York

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: January 1, 2006

issued to and duly executed by

Safety Insurance Company

and

Safety Indemnity Insurance Company

both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

3.000%   of the Third Excess Catastrophe Reinsurance

2.000%   of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, January 1, 2006, and shall continue in force until 12:01 a.m., Eastern Standard Time, January 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York, this 31 day of January in the year 2006.

/s/ Robert Kuehn
Vice President
Folksamerica Reinsurance Company

Interests and Liabilities Agreement

of

Hannover Re (Bermuda), Ltd.

Hamilton, Bermuda

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: January 1, 2006

issued to and duly executed by

Safety Insurance Company

and

Safety Indemnity Insurance Company

both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

6.500%   of the Third Excess Catastrophe Reinsurance UX 305 3203 06

7.000%   of the Fourth Excess Catastrophe Reinsurance UX 305 7204 06

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, January 1, 2006, and shall continue in force until 12:01 a.m., Eastern Standard Time, January 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In any action, suit or proceeding to enforce the Subscribing Reinsurer’s obligations under the attached Contract, service of process may be made upon Mendes & Mount, 750 Seventh Avenue, New York, New York 10019.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this 12th day of January in the year                .

/s/ Illegible
Hannover Re (Bermuda), Ltd.

Hannover re

Hannover Re (Bermuda), Ltd.

Hannover re®

Hannover Re (Bermuda), Ltd.

Interests and Liabilities Agreement

of

Montpelier Reinsurance Limited

Hamilton, Bermuda

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: January 1, 2006

issued to and duly executed by

Safety Insurance Company

and

Safety Indemnity Insurance Company

both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

5.000%   of the Third Excess Catastrophe Reinsurance

5.000%   of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, January 1, 2006, and shall continue in force until 12:01 a.m., Eastern Standard Time, January 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this 13th day of January in the year 2006.

MONTPELIER
Montpelier Reinsurance Limited

Interests and Liabilities Agreement

of

Odyssey America Reinsurance Corporation

Stamford, Connecticut

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: January 1, 2006

issued to and duly executed by

Safety Insurance Company

and

Safety Indemnity Insurance Company

both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

3.000%   of the Third Excess Catastrophe Reinsurance

3.000%   of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, January 1, 2006, and shall continue in force until 12:01 a.m., Eastern Standard Time, January 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Stamford, Connecticut, this 24th day of  January in the year 2006.

/s/ Illegible
Odyssey America Reinsurance Corporation

Interests and Liabilities Agreement

of

Partner Reinsurance Company
Pembroke Parish, Bermuda
(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2006

issued to and duly executed by

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

4.500%           of the Third Excess Catastrophe Reinsurance

4.500%           of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, January 1, 2006 and shall continue in force until 12:01 a.m., Eastern Standard Time, January 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Pembroke Parish, Bermuda, this 16th day of January in the year 2006.

/s/ Illegible
Partner Reinsurance Company

Interests and Liabilities Agreement

of

Platinum Underwriters Reinsurance, Inc.
Baltimore, Maryland
(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2006

issued to and duly executed by

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

4.500%           of the Third Excess Catastrophe Reinsurance
3.500%           of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, January 1, 2006, and shall continue in force until 12:01 a.m., Eastern Standard Time, January 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York, this 11 day of January in the year 2006.

/s/ Illegible
Platinum Underwriters Reinsurance, Inc.

Interests and Liabilities Agreement

of

Renaissance Reinsurance, Ltd.
Hamilton, Bermuda
(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2006

issued to and duly executed by

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

3.600%           of the Third Excess Catastrophe Reinsurance
3.000%           of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, January 1, 2006, and shall continue in force until 12:01 a.m., Eastern Standard Time, January 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this 12th day of January in the year 2006.

/s/ Illegible
Renaissance Reinsurance, Ltd.

Interests and Liabilities Agreement

of

Swiss Reinsurance America Corporation
Armonk, New York
through
Swiss Re Underwriters Agency, Inc.
Calabasas, California
(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2006

issued to and duly executed by

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

0%	of the Third Excess Catastrophe Reinsurance
5.500%	of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, January 1, 2006, and shall continue in force until 12:01 a.m., Eastern Standard Time, January 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Calabasas, California, this 26th day of January in the year 2006.

/s/ Illegible
Swiss Re Underwriters Agency, Inc. (for Swiss Reinsurance America Corporation)

Interests and Liabilities Agreement

of

XL Re Ltd
Hamilton, Bermuda
(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2006

issued to and duly executed by

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston. Massachusetts

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

6.000%           of the Third Excess Catastrophe Reinsurance

6.000%           of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, January 1, 2006, and shall continue in force until 12:01 a.m., Eastern Standard Time, January 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this 8th day of February in the year 2006.

/s/ Illegible
XL Re Ltd.

Interests and Liabilities Agreement

of

Amlin Bermuda Limited
Hamilton, Bermuda
(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2006

issued to and duly executed by

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

3.348%           of the Third Excess Catastrophe Reinsurance

3.015%           of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, January 1, 2006, and shall continue in force until 12:01 a.m., Eastern Standard Time, January 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this 1st day of February in the year 2006

/s/ Illegible
Amlin Bermuda Limited

Interests and Liabilities Agreement

of

Certain Underwriting Members of Lloyd’s
shown in the Signing Schedules attached hereto
(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2006

issued to and duly executed by

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts the following percentage shares in the Interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

26.952%         of the Third Excess Catastrophe Reinsurance

24.885%         of the Fourth Excess Catastrophe Reinsurance

The Agreement shall become effective at 12:01 a.m., Eastern Standard Time, January 1, 2006, and shall continue in force until 12:01 a.m., Eastern Standard Time, January 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In any action, suit or proceeding to enforce the Subscribing Reinsurer’s obligations under the attached Contract, service of process may be made upon Mendes & Mount, 750 Seventh Avenue, New York, New York 10019.

Signed for and on behalf of the Subscribing Reinsurer in the Signing Schedules attached hereto.

Signing Schedule

attaching to and forming part of the

Interests and Liabilities Agreement
of

Certain Underwriting Members of Lloyd’s

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2006

issued to and duly executed by

Safety Insurance Company
as defined in the above captioned Contract

Contract Number: B 1108 2006 S3P1123

3rd Excess Limits: USD 30,000,000 excess of USD 30,000,000

Signing Schedule

attaching to and forming part of the

Interests and Liabilities Agreement
of

Certain Underwriting Members of Lloyd’s

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2006

issued to and duly executed by

Safety Insurance Company
as defined in the above captioned Contract

Contract Number: B 1108 2006 S3P1123

4th Excess Limits: USD 190,000,000 excess of USD 60,000,000

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2006

Issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

Table of Contents

Article		Page

I	Classes of Business Reinsured	1
II	Commencement and Termination	1
III	Territory (BRMA 51A)	2
IV	Exclusions	2
V	Retention and Limit	4
VI	Reinstatement	4
VII	Definitions	5
VIII	Other Reinsurance	6
IX	Loss Occurrence	6
X	Loss Notices and Settlements	8
XI	Salvage and Subrogation	9
XII	Reinsurance Premium	9
XIII	Late Payments	10
XIV	Offset (BRMA 36C)	11
XV	Access to Records (BRMA 1D)	11
XVI	Net Retained Lines (BRMA 32E)	11
XVII	Liability of the Reinsurer	11
XVIII	Errors and Omissions (BRMA 14F)	12
XIX	Currency (BRMA 12A)	12
XX	Taxes (BRMA 50B)	12
XXI	Federal Excise Tax	12
XXII	Unauthorized Reinsurers	12
XXIII	Insolvency	14
XXIV	Arbitration	14
XXV	Service of Suit (BRMA 49C)	15
XXVI	Governing Law	16
XXVII	Agency Agreement	16
XXVIII	Severability (BRMA 72E)	16
XXIX	Intermediary (BRMA 23A)	16
	Schedule A

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2006

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts
(hereinafter referred to collectively as the “Company”)

by

The Subscribing Reinsurer(s) Executing the
Interests and Liabilities Agreement(s)
Attached Hereto
(hereinafter referred to as the “Reinsurer”)

Article I - Classes of Business Reinsured

By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies, contracts and binders of insurance or reinsurance (hereinafter called “policies”) in force on the effective date hereof or issued or renewed on or after that date, and classified by the Company as Fire, Allied Lines, Homeowners Multiple Peril (Section I only), Commercial Multiple Peril (Section I only), Inland Marine and Automobile Physical Damage (not to include Collision coverage) business, subject to the terms, conditions and limitations set forth herein and in Schedule A attached to and forming part of this Contract.

Article II - Commencement and Termination

A.       This Contract shall become effective at 12.01 a.m., Eastern Standard Time, January 1, 2006, with respect to losses arising out of loss occurrences commencing at or after that time and date, and shall remain in force until 12:01 a.m., Eastern Standard Time, January 1, 2007.

B.        Notwithstanding the provisions of paragraph A above, the Company may terminate a Subscribing Reinsurer’s percentage share in this Contract at any time by giving written notice to the Subscribing Reinsurer in the event any of the following circumstances occur:

1.        The Subscribing Reinsurer’s policyholders’ surplus at the inception of this Contract has been reduced by more than 20.0% of the amount of surplus 12 months prior to that date; or

2.        The Subscribing Reinsurer’s policyholders’ surplus at any time during the term of this Contract has been reduced by more than 20.0% of the amount of surplus at the date of the Subscribing Reinsurer’s most recent financial statement filed with regulatory authorities and available to the public as of the inception of this Contract; or

3.        The Subscribing Reinsurer’s A.M. Best’s rating has been assigned or downgraded below A- and/or Standard & Poor’s rating has been assigned or downgraded below BBB+; or

4.        The Subscribing Reinsurer has become merged with, acquired by or controlled by any other company, corporation or individual(s) not controlling the Subscribing Reinsurer’s operations previously; or

5.        A State Insurance Department or other legal authority has ordered the Subscribing Reinsurer to cease writing business; or

6.        The Subscribing Reinsurer has become insolvent or has been placed into liquidation or receivership (whether voluntary or involuntary) or proceedings have been instituted against the Subscribing Reinsurer for the appointment of a receiver, liquidator, rehabilitator, conservator or trustee in bankruptcy, or other agent known by whatever name, to take possession of its assets or control of its operations; or

7.        The Subscribing Reinsurer has reinsured its entire liability under this Contract without the Company’s prior written consent; or

8.        The Subscribing Reinsurer has ceased assuming new and renewal property treaty reinsurance business.

C.        If this Contract is terminated or expires while a loss occurrence covered hereunder is in progress, the Reinsurer’s liability hereunder shall, subject to the other terms and conditions of this Contract, be determined as if the entire loss occurrence had occurred prior to the termination or expiration of this Contract, provided that no part of such loss occurrence is claimed against any renewal or replacement of this Contract.

Article III - Territory (BRMA 51A)

The territorial limits of this Contract shall be identical with those of the Company’s policies.

Article IV - Exclusions

This Contract does not apply to and specifically excludes the following

1.        Loss or damage occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, martial law or confiscation by order of any government or public authority, but not excluding loss or damage which would be covered under a standard form of policy containing a standard war exclusion clause.

2.        Nuclear risks as defined in the “Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance” attached to and forming part of this Contract.

3.        Liability as a member, subscriber or reinsurer of any Pool, Syndicate or Association; and any combination of insurers or reinsurers formed for the purpose of covering specific perils, specific classes of business or for the purpose of insuring risks located in specific geographical areas; but this exclusion shall not apply to FAIR Plans or to SIR Pool, Franklin Pool, Coastal Pools, Beach Plans or similar plans, however styled. It is understood and agreed, however, that this reinsurance does not include any increase in liability to the Company resulting from (a) the inability of any other participant in a FAIR Plan, SIR Pool, Franklin Pool, Coastal Pool, Beach Plan or similar plan to meet its liability, or (b) any claim against such a FAIR Plan, SIR Pool, Franklin Pool, Coastal Pool, Beach Plan or similar plan, or any participant therein, including the Company, whether by way of subrogation or otherwise, brought by or on behalf of any insolvency fund.

4.        Financial guarantee and insolvency.

5.        Third party liability.

6.        All classes of business not specifically listed in the Classes of Business Reinsured Article.

7.        Reinsurance assumed, except pro rata local agency reinsurance on specific risks.

8.        Ex-gratia payments.

9.        Risks excluded under the provisions of the “Total Insured Value Clause” attached to and forming part of this Contract.

10.      All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. “Insolvency fund” includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

11.      Loss or liability excluded under the “Terrorism Exclusion Clause” attached to and forming part of this Contract.

12.      Loss and/or damage and/or costs and/or expenses arising from Seepage and/or Pollution and/or Contamination, other than contamination from Smoke Damage. Nevertheless, this exclusion does not preclude any payment of the cost of the removal of debris of property damaged by a loss otherwise covered hereunder, but subject always to a limit of 25.0% of the Company’s property loss under the original policy.

Article V - Retention and Limit

A.       As respects each excess layer of reinsurance coverage provided by this Contract, the Company shall retain and be liable for the first amount of ultimate net loss, shown as “Company’s Retention” for that excess layer in Schedule A attached hereto, arising out of each loss occurrence. The Reinsurer shall then be liable, as respects each excess layer, for the percentage, shown as “Reinsurer’s Percentage” for that excess layer, of the amount by which such ultimate net loss exceeds the Company’s applicable retention, but the liability of the Reinsurer under each excess layer shall not exceed the percentage, shown as “Reinsurer’s Percentage” for that excess layer, of the amount, shown as “Reinsurer’s Per Occurrence Limit” for that excess layer in Schedule A attached hereto, as respects any one loss occurrence.

B.        No claim shall be made under any excess layer of coverage provided by this Contract in any one loss occurrence unless at least two risks insured or reinsured by the Company are involved in such loss occurrence. For purposes hereof, the Company shall be the sole judge of what constitutes “one risk.”

C.        As respects each excess layer of reinsurance coverage provided by this Contract, the Company shall retain, net and unreinsured elsewhere, in addition to its initial retention each loss occurrence, the percentage shown as “Company’s Coreinsurance” for that excess layer in Schedule A attached hereto, as respects any one loss occurrence.

Article VI - Reinstatement

A.       In the event all or any portion of the reinsurance under any excess layer of reinsurance coverage provided by this Contract is exhausted by loss, the amount so exhausted shall be reinstated immediately from the time the loss occurrence commences hereon. For each amount so reinstated the Company agrees to pay additional premium equal to the product of the following:

1.        The percentage of the occurrence limit for the excess layer reinstated (based on the loss paid by the Reinsurer under that excess layer); times

2.        The earned reinsurance premium for the excess layer reinstated for the term of this Contract (exclusive of reinstatement premium).

B.        Whenever the Company requests payment by the Reinsurer of any loss under any excess layer hereunder, the Company shall submit a statement to the Reinsurer of reinstatement premium due the Reinsurer for that excess layer. If the earned reinsurance premium for any excess layer for the term of this Contract has not been finally determined as of the date of any such statement, the calculation of reinstatement premium due for that excess layer shall be based on the annual deposit premium for that excess layer and shall be readjusted when the earned reinsurance premium for that excess layer for the term of this Contract has been finally determined. Any reinstatement premium shown to be due the Reinsurer for any excess layer as reflected by any such statement (less prior payments, if any, for that excess layer) shall be payable by the Company concurrently with payment by the Reinsurer of the requested loss for that excess layer. Any return reinstatement premium shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company’s statement.

C.        Notwithstanding anything stated herein, the liability of the Reinsurer under any excess layer of reinsurance coverage provided by this Contract shall not exceed either of the following:

1.        The percentage, shown as “Reinsurer’s Percentage for that excess layer, of the amount, shown as “Reinsurer’s Per Occurrence Limit” for that excess layer in Schedule A attached hereto, as respects loss or losses arising out of any one loss occurrence; or

2.        The percentage, shown as “Reinsurer’s Percentage” for that excess layer, of the amount, shown as “Reinsurer’s Annual Limit” for that excess layer in Schedule A attached hereto, in all during the term of this Contract.

Article VII - Definitions

A.       “Ultimate net loss” as used herein is defined as the sum or sums (including loss in excess of policy limits, extra contractual obligations and loss adjustment expense, as hereinafter defined) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company’s ultimate net loss has been ascertained.

B.        “Loss in excess of policy limits” and “extra contractual obligations” as used herein shall be defined as follows:

1.        “Loss in excess of policy limits” shall mean 80.0% of any amount paid or payable by the Company in excess of its policy limits, but otherwise within the terms of its policy, such loss in excess of the Company’s policy limits having been incurred because of, but not limited to, failure by the Company to settle within the policy limits or by reason of the Company’s alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of an action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action.

2.        “Extra contractual obligations” shall mean 80.0% of any punitive, exemplary, compensatory or consequential damages paid or payable by the Company, not covered by any other provision of this Contract and which arise from the handling of any claim on business subject to this Contract, such liabilities arising because of, but not limited to, failure by the Company to settle within the policy limits or by reason of the Company’s alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of an action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action. An extra contractual obligation shall be deemed, in all circumstances, to have occurred on the same date as the loss covered or alleged to be covered under the policy.

The amount included in ultimate net loss for any one loss occurrence as respects loss in excess of policy limits and extra contractual obligations shall not exceed 25.0% of the Company’s indemnity loss hereunder arising out of that loss occurrence.

Notwithstanding anything stated herein, this Contract shall not apply to any loss in excess of policy limits or any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

Savings Clause (Applicable only if the Subscribing Reinsurer is domiciled in the State of New York): In no event shall coverage be provided to the extent that such coverage is not permitted under New York law.

C.        “Loss adjustment expense” as used herein shall mean expenses assignable to the investigation, appraisal, adjustment, settlement, litigation, defense and/or appeal of specific claims, regardless of how such expenses are classified for statutory purposes. Loss adjustment expense shall include, but not be limited to, interest on judgments, expenses of outside adjusters, and declaratory judgment expenses or other legal expenses and costs incurred in connection with coverage questions and legal actions connected thereto, but shall not include office expenses or salaries of the Company’s regular employees not classified as loss adjusters.

Article VIII - Other Reinsurance

A.       The Company shall maintain in force property per risk excess of loss reinsurance, recoveries under which shall inure to the benefit of this Contract.

B.        The Company shall be permitted to carry underlying property catastrophe excess of loss reinsurance, recoveries under which shall inure solely to the benefit of the Company and be entirely disregarded in applying all of the provisions of this Contract.

Article IX - Loss Occurrence

A.       The term “loss occurrence” shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one “loss occurrence” shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that the term “loss occurrence” shall be further defined as follows:

1.        As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

2.        As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured’s premises by strikers, provided such occupation commenced during the aforesaid period.

3.        As regards earthquake (the epicentre of which need not necessarily be within the territorial confines referred to in paragraph A of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company’s “loss occurrence.”

4.        As regards “freeze,” only individual losses directly occasioned by collapse, breakage of glass and water damage (including, but not limited to, those caused by bursting frozen pipes and tanks) may be included in the Company’s “loss occurrence.”

5.        As regards firestorms, brush fires and any other fires or series of fires, irrespective of origin (except as provided in subparagraphs 2 and 3 above), which spread through trees, grassland or other vegetation, all individual losses sustained by the Company which occur during any period of 168 consecutive hours within 150-mile radius of any one fixed point selected by the Company may be included in the Company’s “loss occurrence.” However, an individual loss subject to this subparagraph cannot be included in more than one “loss occurrence.”

B.        Except for those “loss occurrences,” referred to in subparagraphs 1 and 2 of paragraph A above, the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss, and provided that only one such period of 168 consecutive hours shall apply with respect to one event.

C.        As respects those “loss occurrences” referred to in subparagraphs 1 and 2 of paragraph A above, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Company may divide that disaster, accident or loss into two or more “loss occurrences,” provided no two periods overlap and no individual loss is included in more than one such period and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

D.        No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any “loss occurrence” claimed under the 168 hours provision.

E.        Any date change, including leap-year calculations, shall not in and of itself be regarded as an event for purposes of this Contract.

This includes any loss, damage, cost, claim or expense, whether preventative, remedial or otherwise, directly or indirectly arising out of or relating to:

a.         The calculation, comparison, differentiation, sequencing or processing of data involving a date change, including leap-year calculations, by any computer system, hardware, program or software and/or any microchip, integrated circuit or similar device in computer equipment or non-computer equipment, whether the property of the insured or not; or

b.        Any change, alteration or modification involving a data change, including leap-year calculations, to any such computer system, hardware, program or software or any microchip, integrated circuit or similar device in computer equipment or non-computer equipment, whether the property of the insured or not.

This subparagraph shall apply regardless of any other cause or event that contributes concurrently or in any sequence to the loss, damage, cost, claim or expense.

However, this subparagraph shall not apply as respects physical damage occurring at the insured’s premises arising out of the perils covered under this Contract.

2.        Notwithstanding subparagraph 1 above, this Contract shall not cover any costs and expenses, whether preventative, remedial or otherwise, arising out of or relating to change, alteration or modification of any computer system, hardware, program or software or any microchip, integrated circuit or similar device in computer or non-computer equipment, whether the property of the insured or not.

F.        Losses arising, directly or indirectly, out of:

1.         Loss of, alteration of, or damage to:

or

2.         A reduction in the functionality availability or operation of

A computer system, hardware, program, software, data, information repository, microchip, integrated circuit or similar device in computer equipment or non-computer equipment, whether the property of the policyholder of the Company or not, do not in and of themselves constitute an event unless arising out of one or more of the following perils:

Fire, lightning, explosion, aircraft or vehicle impact, falling objects, windstorm, hail, tornado, cyclone, hurricane, earthquake, volcano, tsunami, flood, freeze or weight of snow.

Article X - Loss Notices and Settlements

A.       Whenever losses sustained by the Company appear likely to result in a claim hereunder, the Company shall notify the Reinsurer, and the Reinsurer shall have the right to participate in the adjustment of such losses at its own expense.

B.        All loss settlements made by the Company, provided they are within the terms of this Contract, shall be binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid, but no more than 10 days in advance of the date of payment of claims) by the Company.

Article XI - Salvage and Subrogation

The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.

Article XII - Reinsurance Premium

A.       As premium for each excess layer of reinsurance coverage provided by this Contract, the Company shall pay the Reinsurer the greater of the following:

1         The amount, shown as “Minimum Premium” for that excess layer in Schedule A attached hereto (or a pro rata portion of the Subscribing Reinsurer’s share, in the event that such Subscribing Reinsurer’s share under any excess layer is terminated prior to January 1, 2007); or

2         The percentage, shown as “Premium Rate” for that excess layer in Schedule A attached hereto, of the Company’s net earned premium for the term of this Contract.

B.        The Company shall pay the Reinsurer an deposit premium for each excess layer of the amount, shown as “Deposit Premium” for that excess layer in Schedule A attached hereto, in four equal installments of the amount, shown as “Quarterly Deposit Premium” for that excess layer in Schedule A attached hereto, on January 1, April 1, July 1 and October 1 of 2006. In the event that a Subscribing Reinsurer’s share under any excess layer hereof is terminated prior to January 1, 2007, no quarterly deposit installments for such layer(s) shall be due to such Subscribing Reinsurer after the effective date of termination.

C.        Within 60 days after the termination or expiration of this Contract, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for each excess layer, computed in accordance with paragraph A, and any additional premium due the Reinsurer or return premium due the Company for each such excess layer shall be remitted promptly.

D.        “Net earned premium” as used herein is defined as gross earned premium of the Company for the classes of business reinsured hereunder, less the earned portion of premiums ceded by the Company for reinsurance which inures to the benefit of this Contract. For purposes of calculating net earned premium, 90.0% of Homeowners Multiple Peril and 80.0% of Commercial Multiple Peril total basic policy premium on indivisible premium policies shall be considered subject premium.

Article XIII - Late Payments

A.       The provisions of this Article shall not be implemented unless specifically invoked, in writing, by one of the parties to this Contract.

B.        In the event any premium, loss or other payment due either party is not received by the intermediary named in the Intermediary Article (BRMA 23A) (hereinafter referred to as the “Intermediary”) by the payment due date, the party to whom payment is due may, by notifying the Intermediary in writing, require the debtor party to pay, and the debtor party agrees to pay, an interest penalty on the amount past due calculated for each such payment on the last business day of each month as follows:

1.        The number of full days which have expired since the due date or the last monthly calculation, whichever the lesser; times

2.        1/365ths of the six-month United States Treasury Bill rate as quoted in The Wall Street Journal on the first business day of the month for which the calculation is made; times

3.        The amount past due, including accrued interest.

It is agreed that interest shall accumulate until payment of the original amount due plus interest penalties have been received by the Intermediary.

C.        The establishment of the due date shall, for purposes of this Article, be determined as follows:

As respects the payment of routine deposits and premiums due the Reinsurer, the due date shall be as provided for in the applicable section of this Contract. In the event a due date is not specifically stated for a given payment, it shall be deemed due 30 business days after the date of transmittal by the Intermediary of the initial billing for each such payment.

2.        Any claim or loss payment due the Company hereunder shall be deemed due 30 business days after the proof of loss or demand for payment is transmitted to the Reinsurer. If such loss or claim payment is not received within the 30 business days, interest will accrue on the payment or amount overdue in accordance with paragraph B above, from the date the proof of loss or demand for payment was transmitted to the Reinsurer.

3.        As respects any payment, adjustment or return due either party not otherwise provided for in subparagraphs 1 and 2 of this paragraph, the due date shall be as provided for in the applicable section of this Contract. In the event a due date is not specifically stated for a given payment, it shall be deemed due 30 business days following transmittal of written notification that the provisions of this Article have been invoked.

For purposes of interest calculations only, amounts due hereunder shall be deemed paid upon receipt by the Intermediary.

D.        Nothing herein shall be construed as limiting or prohibiting a Subscribing Reinsurer from contesting the validity of any claim, or from participating in the defense of any claim or suit,

or prohibiting either party from contesting the validity of any payment or from initiating any arbitration or other proceeding in accordance with the provisions of this Contract. If the debtor party prevails in an arbitration or other proceeding, then any interest penalties due hereunder on the amount in dispute shall be null and void. If the debtor party loses in such proceeding, then the interest penalty on the amount determined to be due hereunder shall be calculated in accordance with the provisions set forth above unless otherwise determined by such proceedings. If a debtor party advances payment of any amount it is contesting, and proves to be correct in its contestation, either in whole or in part, the other party shall reimburse the debtor party for any such excess payment made plus interest on the excess amount calculated in accordance with this Article.

E.        Interest penalties arising out of the application of this Article that are $100 or less from any party shall be waived unless there is a pattern of late payments consisting of three or more items over the course of any 12-month period.

Article XIV - Offset (BRMA 36C)

The Company and the Reinsurer shall have the right to offset any balance or amounts due from one party to the other under the terms of this Contract. The party asserting the right of offset may exercise such right any time whether the balances due are on account of premiums or losses or otherwise.

Article XV - Access to Records (BRMA 1D)

The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.

Article XVI - Net Retained Lines (BRMA 32E)

A.       This Contract applies only to that portion of any policy which the Company retains net for its own account (prior to deduction of any underlying reinsurance specifically permitted in this Contract), and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

B.        The amount of the Reinsurer’s liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.

Article XVII - Liability of the Reinsurer

A.       The liability of the Reinsurer shall follow that of the Company in every case and be subject in all respects to all the general and specific stipulations, clauses, waivers and modifications of the Company’s policies and any endorsements thereon. However, in no event shall this be construed in any way to provide coverage outside the terms and conditions set forth in this Contract.

B.        Nothing herein shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third party or any persons not parties to this Contract.

Article XVIII - Errors and Omissions (BRMA 14F)

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.

Article XIX - Currency (BRMA 12A)

A.       Whenever the word “Dollars” or the “$” sign appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

B.        Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.

Article XX - Taxes (BRMA 50B)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or the District of Columbia.

Article XXI - Federal Excise Tax

A.       The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) to the extent such premium is subject to the Federal Excise Tax.

B.        In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.

Article XXII - Unauthorized Reinsurers

A.       If the Reinsurer is unauthorized in any state of the United States of America or the District of Columbia, the Reinsurer agrees to fund its share of the Company’s ceded United States outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences) by:

Clean, irrevocable and unconditional letters of credit issued and confirmed. If confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities: and/or

2.        Escrow accounts for the benefit of the Company; and/or

3.        Cash advances;

If, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved. The Reinsurer, at its sole option, may fund in other than cash if its method and form of funding are acceptable to the insurance regulatory authorities involved.

B.        With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an “evergreen clause,” which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

1.        To reimburse itself for the Reinsurer’s share of losses and/or loss adjustment expense paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

2.        To reimburse itself for the Reinsurer’s share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

3.        To fund a cash account in an amount equal to the Reinsurer’s share of any ceded outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences) funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

4.        To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer’s share of the Company’s ceded outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences), if so requested by the Reinsurer.

In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for B(1) or B(3), or in the case of B(2), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.

Article XXIII - Insolvency

A.       In the event of the insolvency of one or both of the reinsured companies, this reinsurance shall be payable directly to the company or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the company without diminution because of the insolvency of the company or because the liquidator, receiver, conservator or statutory successor of the company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the company shall give written notice to the Reinsurer of the pendency of a claim against the company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.

B.        Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the company.

C.        It is further understood and agreed that, in the event of the insolvency of one or both of the reinsured companies, the reinsurance under this Contract shall be payable directly by the Reinsurer to the company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (1) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the company or (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the company to such payees.

Article XXIV - Arbitration

A.       As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd’s London Underwriters. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, the two Arbiters shall request the American Arbitration Association to appoint the Umpire. If the American Arbitration Association fails to appoint the Umpire within

30 days after it has been requested to do so, either party may request a justice of a Court of general jurisdiction of the state in which the arbitration is to be held to appoint the Umpire.

B.        Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

C.        If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D.        Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

E.        Any arbitration proceedings shall take place at a location mutually agreed upon by the parties to this Contract, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.

Article XXV - Service of Suit (BRMA 49C)

(Applicable if the Reinsurer is not domiciled in the United States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities)

A.       It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer’s rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B.        Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.

Article XXVI - Governing Law

This Contract shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts.

Article XXVII - Agency Agreement

If more than one reinsured company is named as a party to this Contract, the first named company shall be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.

Article XXVIII - Severability (BRMA 72E)

If any provision of this Contract shall be rendered illegal or unenforceable by the laws, regulations or public policy of any state, such provision shall be considered void in such state, but this shall not affect the validity or enforceability of any other provision of this Contract or the enforceability of such provision in any other jurisdiction.

Article XXIX - Intermediary (BRMA 23A)

Benfield Inc. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through Benfield Inc. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.

In Witness Whereof, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Boston, Massachusetts,  this 9th day of Jan. in the year 2006.

/s/ Illegible
Safety Insurance Company
Safety Indemnity Insurance Company

Schedule A

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2006

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

	Third Excess	Fourth Excess

Company’s Coreinsurance	10.0%	10.0%
Reinsurer’s Percentage	90.0%	90.0%
Company’s Retention	$30,000,000	$60,000,000
Reinsurer’s Per Occurrence Limit	$30,000,000	$190,000,000
Reinsurer’s Annual Limit	$60,000,000	$380,000,000
Minimum Premium	$1,980,000	$4,940,000
Adjustable Premium Rate	2.226%	5.553%
Deposit Premium	$2,475,000	$6,175,000
Quarterly Deposit Premium	$618,750	$1,543,750

The figures listed above for each excess layer shall apply to each Subscribing Reinsurer in the percentage share for that excess layer as expressed in its Interests and Liabilities Agreement attached hereto.

Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance (U.S.A.)

1.         This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2.         Without in any way restricting the operation of paragraph (1) of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

I.         Nuclear reactor power plants including all auxilliary property on the site, or

II.        Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and “critical facilities” as such, or

III.      Installations for fabricating complete fuel elements or for processing substantial quantities of “special nuclear material,” and for reprocessing, salvaging, chemically separating, storing or disposing of “spent” nuclear fuel or waste materials, or

IV.      Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive Isotopes or other products of nuclear fission.

3.         Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate

(a)       where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

(b)      where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

Without in any way restricting the operations of paragraphs (1), (2) and (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5.         It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

8.         The term “special nuclear material” shall have the meaning given it in the Atomic Energy Act of 1964 or by any law amendatory thereof.

7.         Reassured to be sole judge of what constitutes:

(a)       substantial quantities, and

(b)      the extent of installation, plant or site.

Note.Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that

(a)       all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

(b)      with respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

Total Insured Value Exclusion Clause

It is the mutual intention of the parties to exclude risks, other than Offices, Hotels, Apartments, Hospitals, Educational Establishments and Public Utilities (except Railroad Schedules), and Builders Risks on the above classes, where at the time of cession, the Total Insured Value over all interests exceeds $250,000,000. However, the Company shall be protected hereunder, subject to the other terms and conditions of this Contract, if subsequent to cession being made, the Company becomes acquainted with the true facts of the case and discovers that the mutual intention has been inadvertently breached; on condition that the Company shall at the first opportunity, and certainly by next anniversary of the original policy, exclude the risk in question.

It is agreed that this mutual intention does not apply to Contingent Business interruption or to interests traditionally underwritten as Inland Marine or to Stock and/or Contents written on a blanket basis except where the Company is aware that the Total Insured Value of $250,000,000 is already exceeded for buildings, machinery, equipment and direct use and occupancy at the key location.

It is understood and agreed that this Clause shall not apply hereunder where the Company writes 100% of the risk.

Terrorism Exclusion Clause

A.       Notwithstanding any provision to the contrary within this Contract or any addendum thereto, it is agreed that this Contract excludes loss, damage, cost or expense directly or indirectly caused by, contributed to by, resulting from, arising out of or in connection with any “act of terrorism,” as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Extension Act of 2005 (together the “Terrorism Act”), on primary or excess property and casualty insurance issued by the Company, regardless of any other cause or event contributing concurrently or in any sequence to the loss.

B.        Notwithstanding the above and subject otherwise to the terms, conditions and limitations of this Contract, this Contract will pay actual loss or damage caused by any act of terrorism which does not meet the definition of “insured loss” set forth in the Terrorism Act or meets the definition of “insured loss” as set forth in the Terrorism Act, but results in loss under a policy that is not included in “property and casualty insurance” as defined in the Terrorism Act, provided, in either case, (1) such loss or damage occurs in a line of insurance otherwise covered by this Contract, and (2) in no event will this Contract provide coverage for loss, damage, cost or expense directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with biological, chemical, radioactive or nuclear explosion, pollution, contamination and/or fire following thereon.